UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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McDermott International, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 2, 2019.

MCDERMOTT INTERNATIONAL, INC.

MCDERMOTT INTERNATIONAL, INC.
757 N. ELDRIDGE PKWY
HOUSTON, TX 77079
Meeting Information
Meeting Type: Annual Meeting
Date: May 2, 2019 Time: 8:00 a.m., local time
For holders as of: March 11, 2019
Location:	London Hilton on Park Lane 22 Park Lane London W1K IBE United Kingdom

You are receiving this communication because you hold shares in the company named above.

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See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

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Vote By Mail or Telephone: You can vote by mail or telephone by requesting paper copies of the materials, which will include a proxy card with further instructions.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	To elect eleven members to our Board of Directors, each for a term extending until our 2020 Annual Meeting of Stockholders.

	Nominees:

	01)	Forbes I. J. Alexander	07)	James H. Miller
	02)	Philippe C. Barril	08)	Gary P. Luquette
	03)	John F. Bookout, III	09)	William H. Schumann, III
	04)	David Dickson	10)	Mary L. Shafer-Malicki
	05)	L. Richard Flury	11)	Marsha C. Williams
	06)	W. Craig Kissel

The Board of Directors recommends you vote FOR the following proposals:

2.	To conduct an advisory vote to approve named executive officer compensation.

3.	To ratify our Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019.

4.	To approve the 2019 McDermott International, Inc. Long-Term Incentive Plan.